                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.

     [ ] Confidential, for use of the
         Commission only (as permitted by
         Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                                Brightpoint Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                               BRIGHTPOINT, INC.
                              6402 CORPORATE DRIVE
                          INDIANAPOLIS, INDIANA 46278

                                                                   April 7, 2000

Dear Brightpoint, Inc. Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Brightpoint, Inc. (the "Company") which will be held on Thursday, May 18, 2000, at 10:00 a.m. local time at the Company's North America headquarters located at 501 Airtech Parkway, Plainfield, Indiana 46168.

     The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

     Your Board of Directors unanimously believes that the election as a director of the nominee listed in the accompanying Proxy Statement is in the best interests of the Company and its stockholders, and accordingly, recommends a vote "FOR" such nominee.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, please complete, sign, date and return the enclosed proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, American Stock Transfer & Trust Company, in writing, at 40 Wall Street, New York, New York 10005 or by telephone at 1-800-937-5449.

     You may submit your proxy vote with the enclosed paper card or you can vote by telephone or via the Internet. See Voting by Telephone or via the Internet in the Proxy Statement for further details. Please note that there are separate telephone and Internet voting arrangements depending upon whether shares are registered in your name or in the name of a bank or broker.

     Your vote is very important, and we will appreciate a prompt return of your signed proxy card, your prompt vote by telephone or via the Internet. We appreciate your continued support and look forward to seeing you at the Annual Meeting.

                                          Sincerely yours,

                                          /s/ Robert J. Laikin

                                          Robert J. Laikin
                                          Chairman of the Board and
                                          Chief Executive Officer

                               BRIGHTPOINT, INC.
                              6402 CORPORATE DRIVE
                          INDIANAPOLIS, INDIANA 46278

                           -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD THURSDAY, MAY 18, 2000

                           -------------------------

To the Stockholders of BRIGHTPOINT, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Brightpoint, Inc. ("Annual Meeting") will be held on Thursday, May 18, 2000, at 10:00 a.m. local time, at the Company's North America headquarters located at 501 Airtech Parkway, Plainfield, Indiana 46168, for the following purposes:

     1. To elect one (1) Class III director to hold office until the Annual Meeting of Stockholders to be held in 2003 and until his successor has been duly elected and qualified; and

     2. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     Only stockholders of record at the close of business on April 3, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     PLEASE NOTE THAT ATTENDANCE AT THE ANNUAL MEETING WILL BE LIMITED TO STOCKHOLDERS OF BRIGHTPOINT AS OF THE RECORD DATE (OR THEIR AUTHORIZED REPRESENTATIVES). IF YOUR SHARES ARE HELD BY A BANK OR BROKER, PLEASE BRING TO THE MEETING YOUR BANK OR BROKER STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF BRIGHTPOINT STOCK TO GAIN ADMISSION TO THE MEETING.

                                          By Order of the Board of Directors,

                                          /s/ Steven E. Fivel
                                          Steven E. Fivel
                                          Secretary

April 7, 2000

     IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

     PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PAPER PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU CHOOSE YOU MAY ALSO VOTE BY TELEPHONE OR VIA THE INTERNET. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                               BRIGHTPOINT, INC.
                              6402 CORPORATE DRIVE
                          INDIANAPOLIS, INDIANA 46278

                           -------------------------

                                PROXY STATEMENT

                           -------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON THURSDAY, MAY 18, 2000

     This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Brightpoint, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 18, 2000, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

     Management intends to mail this Proxy Statement and the accompanying form of proxy to stockholders on or about April 7, 2000.

     Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

     The address and telephone number of the principal executive offices of the Company are: 6402 Corporate Drive, Indianapolis, Indiana 46278, telephone no.:
(317) 297-6100.

     The following questions and answers provide important information about the Annual Meeting and this Proxy Statement:

     Q. What am I voting on?

     A. Election of one Class III director (John W. Adams).

     Q. Who is entitled to vote?

     A. Stockholders of record as of the close of business on April 3, 2000, are entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of the Company's common stock held.

     Q. How do I vote?

     A. You may sign and date each paper proxy card you receive and return it in the prepaid envelope. If you return your signed proxy but do not indicate your voting preferences, we will vote on your behalf FOR the election of the Class III director specified in the Proxy Statement.

     You may also vote by telephone or via the Internet. See Voting by Telephone or via the Internet below for further details. Please note that there are separate telephone and Internet voting arrangements depending upon whether shares are registered in your name or in the name of a bank or broker.

     Q. How may I revoke or change my vote?

     A. You have the right to revoke your proxy any time before the meeting by
(1) notifying the Company's Secretary, or (2) returning a later-dated proxy. You may also revoke your proxy by voting in person at the Annual Meeting.

     Q. How do I sign the paper proxy card?

     A. Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney, executor, administrator, guardian, trustee, or the officer or agent of a company), you should indicate your name and title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all the owners.

     Q. What does it mean if I receive more than one proxy card?

     A. It may mean that you hold shares registered in more than one account. Sign and return all proxy cards to ensure that all your shares are voted. You may call American Stock Transfer & Trust Company at 1-800-937-5449 if you have any questions regarding the share information or your address appearing on the paper proxy card.

     Q. Who will count the votes?

     A. One or more representatives of American Stock Transfer & Trust Company will tabulate the votes and act as independent inspectors of election.

     Q. What constitutes a quorum?

     A. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the Annual Meeting. As of April 3, 2000, 55,382,206 shares of the Company's common stock were issued and outstanding.

     Q. How many votes are needed for the election of the director?

     A. The director will be elected by a plurality of the votes cast at the Annual Meeting, meaning the nominee receiving the highest number of votes will be elected as a director. Only votes cast for a nominee will be counted, except that a properly executed proxy that does not specify a vote with respect to the nominee will be voted for the nominee whose name is printed on the proxy card (John W. Adams). Abstentions and broker non-votes (as described below) will have no effect on the election of directors.

     Q. What is "broker non-vote"?

     A. A "broker non-vote" occurs when a broker submits a proxy that does not indicate a vote for some of the proposals because the broker has not received instructions from the beneficial owners of how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions.

     Q. Where will the Annual Meeting be held?

     A. The Annual Meeting will be held at the Company's North America headquarters located at 501 Airtech Parkway, Plainfied, Indiana 46168 on Thursday, May 18, 2000, at 10:00 a.m. From I-70 West, take the Plainfield Exit (Exit 66). Turn right (North) on State Road 267. Continue North on State Road 267 approximately 2 miles to Stafford Road (County Road 450). Turn right (East) on Stafford Road. Continue East on Stafford Road to Airtech Parkway. Turn left (North) on Airtech Parkway. Brightpoint is located at 501 Airtech Parkway.

                      OUTSTANDING STOCK AND VOTING RIGHTS

     Only stockholders of record at the close of business on April 3, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 55,382,206 shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), the Company's only class of voting securities. Each share entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.

                    VOTING PROCEDURES AND PROXY INFORMATION

     The Class III director will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. A quorum is established if at least a majority of the outstanding shares of Common Stock as of the Record Date are present in person or represented by proxy at the Annual Meeting. All other matters at the meeting will be decided by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter, provided a quorum exists. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of American Stock Transfer & Trust Company, the Company's transfer agent.

     In accordance with Delaware law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Abstentions and broker non-votes will have no effect on the election of directors.

     The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

     The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and such persons may be reimbursed for their expenses by the Company.

VOTING BY TELEPHONE OR VIA THE INTERNET

     For Shares Registered in the Name of a Brokerage Firm or Bank. A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. This program is different than the program provided by American Stock Transfer & Trust Company for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on your voting form. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you already have been offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the ADP program must be received by 11:59 p.m. (EDT) on May 17, 2000. The giving of such proxy will not affect your right to vote in person should you decide to attend the Annual Meeting.

     For Shares Directly Registered in the Name of the Stockholder. Stockholders with shares registered directly with American Stock Transfer & Trust Company may vote telephonically by calling American Stock Transfer & Trust Company at 1-800-776-9437 or you may vote via the Internet at www.voteproxy.com.

     The telephone and Internet voting procedures are designed to authenticate stockholders identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Stockholders voting via the Internet through either American Stock Transfer & Trust Company or ADP Investor Communication Services should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

                              ELECTION OF DIRECTOR

     The Company's By-laws provide that the Board of Directors of the Company is divided into three classes (Class I, Class II and Class III). At each Annual Meeting of Stockholders, directors constituting one class are elected for a three-year term. At this year's Annual Meeting, one (1) Class III director will be elected to hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2003. It is the intention of the Board of Directors to nominate John W. Adams as Class III director. The director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal. After the Annual Meeting there will be two (2) vacancies in the Class III directors.

     At this year's Annual Meeting, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event the nominee listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominee as is designated by the Board of Directors. The person named below has indicated to the Board of Directors of the Company that he will be available to serve.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEE SPECIFIED BELOW.

     The following table sets forth the name, age and principal occupation of the nominee for election at this Annual Meeting and the length of continuous service as a director of the Company:

                               CLASS III DIRECTOR

                                (To be elected)

                             (Term Expires in 2003)

                                                      PRINCIPAL OCCUPATION
             NOMINEE                  AGE                 OR EMPLOYMENT                 DIRECTOR SINCE
             -------                  ---             --------------------              --------------
                                             Vice President of Browning Investments,
John W. Adams.....................    51     Inc.                                            1994

     The following tables set forth similar information with respect to incumbent directors in Class I and Class II of the Board of Directors who are not nominees for election at this Annual Meeting:

                               CLASS I DIRECTORS

                             (Term Expires in 2001)

                                                      PRINCIPAL OCCUPATION
             NOMINEE                  AGE                 OR EMPLOYMENT                 DIRECTOR SINCE
             -------                  ---             --------------------              --------------
J. Mark Howell....................    35     President and Chief Operating                   1994
                                             Officer of the Company
Stephen H. Simon..................    34     President and Chief Executive                   1994
                                             Officer, Melvin Simon & Associates,
                                             Inc.
Todd H. Stuart....................    34     Vice President and Director of                  1997
                                             Stuart's Moving and Storage, Inc.

                               CLASS II DIRECTORS

                             (Term Expires in 2002)

                                                      PRINCIPAL OCCUPATION
             NOMINEE                  AGE                 OR EMPLOYMENT                 DIRECTOR SINCE
             -------                  ---             --------------------              --------------
Robert J. Laikin..................    36     Chairman of the Board and                       1989
                                             Chief Executive Officer of the Company
Robert F. Wagner..................    65     Partner of Law Firm of Lewis & Wagner           1994
Rollin M. Dick....................    68     Executive Vice President and Chief              1994
                                             Financial Officer of Conseco, Inc.

     Set forth below is a description of the backgrounds of each of the directors and executive officers of the Company:

     Robert J. Laikin, founder of the Company, has been a director of the Company since its inception in August 1989. Mr. Laikin has been Chairman of the Board and Chief Executive Officer of the Company since January 1994. Mr. Laikin was President of the Company from June 1992 until September 1996 and Vice

President and Treasurer of the Company from August 1989 until May 1992. From July 1986 to December 1987, Mr. Laikin was Vice President and, from January 1988 to February 1993, President of Century Cellular Network, Inc., a company engaged in the retail sale of cellular telephones and accessories. Mr. Laikin is a director of First Indiana Corporation, a publicly-held diversified financial services holding company.

     J. Mark Howell has been a director of the Company since October 1994. Mr. Howell has been President of the Company since September 1996 and Chief Operating Officer of the Company from September 1995 to April 16, 1998 and from July 16, 1998 to present. He was Executive Vice President, Finance, Chief Financial Officer, Treasurer and Secretary of the Company from July 1994 until September 1996. From July 1992 until joining the Company, Mr. Howell was Corporate Controller for ADESA Corporation, a company which owns and operates automobile auctions in the United States and Canada. Prior thereto, Mr. Howell was a Manager with Ernst & Young LLP.

     John W. Adams has been a director of the Company since April 1994. Since October 1983, Mr. Adams has been Vice President of Browning Investments, Inc., a commercial real estate development company. Mr. Adams is a trustee of Century Realty Trust, a publicly-held real estate investment trust.

     Rollin M. Dick has been a director of the Company since April 1994. Since February 1986, Mr. Dick has been Executive Vice President and Chief Financial Officer of Conseco, Inc., a publicly-held life insurance holding company. Mr. Dick is also a director of Conseco, Inc.

     Stephen H. Simon has been a director of the Company since April 1994. Mr. Simon has been President and Chief Executive Officer of Melvin Simon & Associates, Inc., a privately-held shopping center development company, since February 1997. From December 1993 until February 1997, Mr. Simon was Director of Development for an affiliate of Simon Property Group, a publicly-held real estate investment trust. From November 1991 to December 1993, Mr. Simon was Development Manager of Melvin Simon & Associates, Inc.

     Todd H. Stuart has been a director of the Company since November 1997. Mr. Stuart has been Vice President, since May 1993, and Director of Transportation, since May 1985, of Stuart's Moving and Storage, Inc., a provider of domestic and international logistics and transportation services.

     Robert F. Wagner has been a director of the Company since April 1994. Mr. Wagner has been engaged in the practice of law with the firm of Lewis & Wagner since 1973.

     Phillip A. Bounsall, age 39, has been Executive Vice President, Chief Financial Officer and Treasurer of the Company since October 1996. From March 1994 until September 1996, Mr. Bounsall was Chief Financial Officer of Walker Information, Inc., a provider of stakeholder measurement and other information services. Previously, Mr. Bounsall was a senior manager with Ernst & Young LLP, where he worked for 12 years.

     Steven E. Fivel, age 39, has been Executive Vice President, General Counsel and Secretary of the Company since January 1997. From December 1993 until January 1997, Mr. Fivel was an attorney with an affiliate of Simon Property Group, a publicly-held real estate investment trust. From February 1988 to December 1993, Mr. Fivel was an attorney with Melvin Simon & Associates, Inc., a privately-held shopping center development company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, the Company believes that all required reports were filed on a timely basis, except that Mr. Steven Sands, a former director of the Company, inadvertently filed a Form 4 reflecting a transaction for the month of December 1999 one day late.

                      MEETINGS OF DIRECTORS AND COMMITTEES

     During the fiscal year ended December 31, 1999, the Board of Directors held 7 meetings. In addition, the Board took other action by unanimous written consent in lieu of a meeting. During 1999, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he was a director.

     The Board of Directors maintains a Compensation Committee which has the power to establish the compensation policies of the Company and the specific compensation of the Company's executive officers and to administer the Company's 1994 Stock Option Plan, 1996 Stock Option Plan, the Non-Employee Director Stock Option Plan and the Brightpoint, Inc. 1999 Employee Stock Purchase Plan. The current members of the Compensation Committee are Messrs. Wagner and Adams. During 1999, the Compensation Committee held 7 meetings and also took action by unanimous written consent in lieu of a meeting.

     The Board of Directors also maintains an Audit Committee which has the power to recommend to the Board, and monitor the performance of, the firm of independent public accountants to be selected by the Company and supervise the audit and financial procedures of the Company. The current members of the Audit Committee are Messrs. Dick, Simon and Stuart. During 1999, the Audit Committee held 6 meetings.

     The Board of Directors has also designated an Executive Committee which met 2 times in 1999 and is comprised of Messrs. Dick, Howell, Laikin and Wagner. The Company does not have a Nominating Committee.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table discloses for the periods presented the compensation for the person who served as the Company's Chief Executive Officer and for each of the other executive officers (not including the Chief Executive Officer) of the Company whose total individual compensation exceeded $100,000 for the Company's fiscal year ended December 31, 1999 (the "Named Executives").

                                                                                            LONG-TERM
                                                                                          COMPENSATION
                                              ANNUAL COMPENSATION                     ---------------------
                                              -------------------    OTHER ANNUAL     SECURITIES UNDERLYING
     NAME AND PRINCIPAL POSITION       YEAR    SALARY     BONUS     COMPENSATION(2)          OPTIONS
     ---------------------------       ----   --------    -----     ---------------   ---------------------
Robert J. Laikin.....................  1999   $275,000   $250,000       $2,400               350,000
Chairman of the Board and              1998    200,000    200,000        2,250               350,000
Chief Executive Officer                1997    200,000    700,000        2,375               200,000
J. Mark Howell.......................  1999    225,000    150,000        2,400               225,000
President and Chief                    1998    200,000    200,000        2,292               300,000
Operating Officer                      1997    200,000    700,000        2,375               200,000
Phillip A. Bounsall..................  1999    200,000    135,000        2,400               190,000
Executive Vice President,              1998    150,000    100,000        2,263               150,000
Chief Financial Officer and Treasurer  1997    125,000    300,000           --                50,000
Steven E. Fivel......................  1999    162,500    100,000        2,400               110,000
Executive Vice President,              1998    150,000    100,000        1,094               125,000
General Counsel and Secretary          1997    125,000    325,000(1)         --              143,750

-------------------------
(1) Includes a signing bonus of $25,000.

(2) Represents the Company's matching contributions to the respective employees' 401(k) accounts.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information with respect to individual stock options granted during fiscal 1999 to each of the Named Executives:

                                                                                        POTENTIAL REALIZABLE VALUE AT
                                               % OF TOTAL                                  ASSUMED ANNUAL RATES OF
                               SHARES           OPTIONS                                 STOCK PRICE APPRECIATION FOR
                             UNDERLYING        GRANTED TO     EXERCISE                         OPTION TERM(2)
                              OPTIONS         EMPLOYEES IN     PRICE      EXPIRATION    -----------------------------
          NAME               GRANTED(1)       FISCAL YEAR      ($/SH)        DATE           5%               10%
          ----               ----------       ------------    --------    ----------        --               ---
Robert J. Laikin.........        50,000(3)        3.3%         $17.19     1/25/2004      $237,436         $  524,672
                                100,000           6.7%          17.19     1/25/2004       474,873          1,049,345
                                200,000          13.4%           4.25     8/10/2004       234,839            518,934
J. Mark Howell...........        50,000(3)        3.3%          17.19     1/25/2004       237,436            524,672
                                 50,000           3.3%          17.19     1/25/2004       237,436            524,672
                                125,000           8.4%           4.25     8/10/2004       146,775            324,333
Phillip A. Bounsall......        75,000           5.0%          17.19     1/25/2004       356,155            787,008
                                115,000           7.7%           4.25     8/10/2004       135,033            298,387
Steven E. Fivel..........        40,000           2.7%          17.19     1/25/2004       189,949            419,738
                                 70,000           4.7%           4.25     8/10/2004        82,194            181,627

-------------------------
(1) All options were granted under the Company's 1994 Stock Option Plan, except as set forth in footnote (3) below. All options are exercisable as to one-third of the shares covered thereby on the first, second and third anniversaries of the date of grant.

(2) The potential realizable value columns of the table illustrate values that might be realized upon exercise of the options immediately prior to their expiration, assuming the Company's Common Stock appreciates at the compounded rates specified over the term of the options. These numbers do not take into account provisions of options providing for termination of the option following termination of employment or nontransferability of the options and do not make any provision for taxes associated with exercise. Because actual gains will depend upon, among other things, future performance of the Common Stock, there can be no assurance that the amounts reflected in this table will be achieved.

(3) These options were granted under the Company's 1996 Stock Option Plan.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information concerning each exercise of stock options by each of the Named Executives during the fiscal year ended December 31, 1999 and the value of unexercised stock options held by the Named Executives as of December 31, 1999:

                                                               NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED OPTIONS        IN-THE-MONEY OPTIONS
                                 SHARES                        AT DECEMBER 31, 1999           AT DECEMBER 31, 1999(1)
                               ACQUIRED ON     VALUE      ------------------------------    ----------------------------
           NAME                 EXERCISE      REALIZED    EXERCISABLE     UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
           ----                -----------    --------    -----------     -------------     -----------    -------------
Robert J. Laikin...........        --            $--         828,332         649,998        $4,472,716      $2,345,828
J. Mark Howell.............        --            --        1,058,345         491,665         6,071,888       1,492,705
Phillip A. Bounsall........        --            --          208,333         306,667         1,006,667       1,303,958
Steven E. Fivel............        --            --          106,250         241,250           204,950         917,863

-------------------------
(1) Year-end values for unexercised in-the-money options represent the positive spread between the exercise price of such options and the year-end market value of the Common Stock.

DIRECTOR COMPENSATION

     For the fiscal year ended December 31, 1999, non-employee directors received annual cash compensation of $30,000 for services rendered in their capacity as Board members. In addition, members of the Executive, Audit and Compensation Committees received annual payments of $6,400, $3,600 and $3,600, respectively, as members of such committees. The Company has adopted a Non-Employee Director Stock Option Plan (the "Director Plan") pursuant to which 937,500 shares of Common Stock are reserved for issuance to non-employee directors. The Director Plan provides that eligible directors automatically receive a grant of options to purchase 10,000 shares of Common Stock upon first becoming a director and, thereafter, an annual grant, in January of each year, of options to purchase 4,000 shares. All of such options are granted at fair market value on the date of grant and are exercisable as to all of the shares covered thereby commencing one year from the date of grant. To date, the Company has granted to each of Messrs. Adams, Dick, Simon and Wagner options to purchase 102,625 shares of Common Stock pursuant to the Director Plan and 10,000 shares of Common Stock pursuant to the Company's 1996 Stock Option Plan and has granted Mr. Stuart options to purchase 32,000 shares of Common Stock pursuant to the Director Plan. During the year ended December 31, 1999, the Company granted options to purchase 4,000 shares of Common Stock, at an exercise price of $14.25 per share, to each of Messrs. Adams, Dick, Simon, Stuart and Wagner.

EMPLOYMENT AGREEMENTS

     The Company has entered into five-year "evergreen" employment agreements with each of Messrs. Laikin and Howell which are automatically renewable for successive one-year periods and provide for an annual base compensation of $350,000 and $250,000 respectively, and such bonuses as the Board of Directors may from time to time determine. If the Company provides the employee with notice that it desires to terminate the agreement or terminates the agreement without cause, there is a final five-year term commencing on the date of such notice. The employment agreements provide for employment on a full-time basis and contain a provision that the employee will not compete or engage in a business competitive with the business of the Company during the term of the employment agreement and for a period of two years thereafter. The employment agreements also provide that if the employee's employment is terminated by the employee, without Good Reason, as defined, within 12 months after a "change of control," or if prior to and not as a result of a change of control, the employee's employment is terminated either by the employee for Good Reason or by the Company other than for disability or Cause, as defined, the employee will be entitled to receive severance pay equal to the highest of (a) $1,750,000 for Mr. Laikin and $1,250,000 for Mr. Howell or (b) five times the total compensation (including salary, bonus and the value of all perquisites) received from the Company during the twelve months prior to the date of termination. If after or a result of a change of control, the employee's employment is terminated either by the employee for Good Reason or by the Company other than for disability or Cause, the employee will be entitled to receive severance pay equal to ten times the total compensation (including salary, bonus, the value of all perquisites and the value of all stock options granted to the employee) received from the Company during the twelve months prior to the date of termination. In addition,
(a) upon the occurrence of a change of control, (b) if in breach of the agreement, the Company terminates the employee's employment other than for disability or Cause, or (c) if the employee terminates his employment for Good Reason at any time, the vesting of all options granted to the employee will be accelerated so that the options become immediately exercisable. For purposes of such agreements, a "change of control" shall be deemed to occur, unless previously consented to in writing by the respective employee, upon (i) individuals who constituted the then current Board of Directors of the Company ceasing to constitute a majority of the Board of Directors, (ii) subject to certain specified exceptions, the acquisition of beneficial ownership of 15% or more of the voting securities of the Company by any person or entity not affiliated with the respective employee or the Company, (iii) the commencement of a proxy contest against management for the election of a majority of the Board of Directors of the Company if the group conducting the proxy contest owns, has or gains the power to vote at least 15% of the voting securities of the Company, (iv) the consummation under certain conditions by the Company of a reorganization, merger or consolidation or sale of all or substantially all of the assets of the Company to any person or entity not affiliated with the respective employee or the Company, or (v) the complete liquidation or dissolution of the Company. In addition, the Company has entered into three-year "evergreen" employment agreements with each of

Messrs. Bounsall and Fivel, which are automatically renewable for successive one-year periods, provide for an annual base compensation of $225,000 for Mr. Bounsall and $175,000 for Mr. Fivel and provide otherwise for substantially the same terms as the employment agreements described above, except that if the employee's employment is terminated by the employee, without Good Reason, as defined, within 12 months after a "change of control," or if prior to and not as a result of a change of control, the employee's employment is terminated either by the employee for Good Reason or by the Company other than for disability or Cause, as defined, the employee will be entitled to receive the highest of (a) $675,000 in the case of Mr. Bounsall and $525,000 in the case of Mr. Fivel or
(b) three times the total compensation (including salary, bonus and the value of all perquisites) received from the Company during the twelve months prior to the date of termination. If after or as a result of a change of control, the employee's employment is terminated either by the employee for Good Reason or by the Company other than for disability or Cause, the employee will be entitled to receive severance pay equal to six times the compensation (including, salary, bonus, and the value of all perquisites and the value of all stock options granted to the employee) received or earned from the Company during the twelve months prior to the date of termination. In addition, (a) upon the occurrence of a change of control, (b) if in breach of the agreement, the Company terminates the employee's employment other than for disability or Cause, or (c) if the employee terminates his employment for Good Reason at any time, the vesting of all options granted to the employee will be accelerated so that the options become immediately exercisable.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company has a Compensation Committee of the Board of Directors comprised of non-employee directors and currently consisting of Messrs. Wagner and Adams. Decisions as to executive compensation are made by the Board of Directors, primarily upon the recommendation of such Committee. Mr. Wagner is a partner in a law firm which received fees in exchange for services rendered to the Company during the year ended December 31, 1999. The Board of Directors which includes Messrs. Laikin and Howell has not modified or rejected any recommendations of the Compensation Committee as to the compensation of the Company's executive officers. During the fiscal year ended December 31, 1999, none of the executive officers of the Company has served on the board of directors or the compensation committee of any other entity, any of whose officers serves on the Company's Board of Directors or Compensation Committee.

REPORT ON EXECUTIVE COMPENSATION

     As noted above, compensation of the Company's executive officers is determined by the Board of Directors pursuant to recommendations made by the Compensation Committee. There is no formal compensation policy for the Company's executive officers, other than the employment agreements described above.

     Base Salary. Compensation for executive officers consists of base salary, bonus and stock option awards. The base salaries of the Company's executives are fixed pursuant to the terms of their respective employment agreements with the Company. The Compensation Committee reviews the salary of executive officers for reasonableness based on job responsibilities and a limited review of compensation practices for comparable positions at corporations which compete with the Company in its business or are of comparable size and scope of operations. The Committee's recommendations to the Board of Directors are based primarily on informal judgments reasonably believed to be in the best interests of the Company. In determining the base salaries of the Company's executives during 1999, the Committee considered the Company's growth and the successful implementation of a comprehensive restructuring plan and made such a recommendation to the Board of Directors. Salaries are reevaluated by the Committee each year to determine whether such salaries are reasonable in light of each executive's expected duties.

     Bonuses. Bonuses for the Company's executive officers are not determined through the use of specific criteria. Rather, the Committee bases bonuses on the Company's overall performance, including, but not limited to profitability, working capital management and other qualitative and quantitative measurements. In determining the amount of bonuses awarded, the Committee considers current market factors, the Company's revenues and profitability for the applicable period and each executive's contribution to the Company. The

Company's executive officers were awarded bonuses with respect to fiscal 1999 which were deemed appropriate based upon the factors discussed above.

     Stock Options. Stock options awards under the Company's stock option plans are intended to attract, retain and motivate personnel by affording them an opportunity to receive additional compensation based upon the performance of the Company's Common Stock. The size and grant of actual awards during 1999 was determined by the Committee on an informal basis. The Committee's determination as to the size of actual awards to individual executives was subjective, after taking into account the relative responsibilities and contributions of the individual executives. The number or value of options or "restricted stock" currently held by an executive is not taken into account in determining the number of stock options granted.

     In reviewing Mr. Laikin's performance and determining compensation, the Committee considered the Company's overall performance, including, but not limited to, earnings per share, revenue growth, enhancements in customer service and the successful implementation of a comprehensive restructuring plan. Mr. Laikin's base salary was paid in accordance with his employment agreement. Bonus and stock option awards for the year ended December 31, 1999 were based on the Company's overall performance, with no component of such compensation based on any particular measure of performance.

                                          COMPENSATION COMMITTEE
                                          Robert F. Wagner, Chairman
                                          John W. Adams

                            STOCK PERFORMANCE GRAPH

     The following line graph compares, from December 31, 1994 through December 31, 1999, the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the stocks comprising the NASDAQ Market Value Index and the Media General Financial Services Electronics Wholesale Industry Group Index ("MG Group Index"). During 1998, Media General Financial Services restructured its industry group classification system replacing its former Electronic Equipment Distributors group with the Electronics Wholesale Industry Group. The Company believes that this restructuring did not materially affect the applicable index. The comparison assumes $100 was invested on December 31, 1994 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of all cash dividends, if any, paid on such securities. The Company has not paid any cash dividends and, therefore, the cumulative total return calculation for the Company is based solely upon stock price appreciation and not upon reinvestment of cash dividends. Historical stock price is not necessarily indicative of future stock price performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
[PERFORMANCE GRAPH]

                                                                                                           NASDAQ MARKET VALUE
                                                    BRIGHTPOINT, INC.            MG GROUP INDEX                   INDEX
                                                    -----------------            --------------            -------------------
12/31/94                                                 100.00                      100.00                      100.00
12/31/95                                                 113.91                      123.24                      129.71
12/31/96                                                 359.70                      146.49                      161.18
12/31/97                                                 419.40                      159.59                      197.16
12/31/98                                                 415.62                      131.47                      278.08
12/31/99                                                 396.73                      157.72                      490.46

                                    12/31/94       12/31/95       12/31/96       12/31/97       12/31/98       12/31/99
                                  ------------   ------------   ------------   ------------   ------------   ------------
 Brightpoint, Inc...............     100.00         113.91         359.70         419.40         415.62         396.73
 MG Group Index.................     100.00         123.24         146.49         159.59         131.47         157.72
 NASDAQ Market Value Index......     100.00         129.71         161.18         197.16         278.08         490.46

                          VOTING SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of the Record Date, based on information obtained from the persons named below, (i) by each person known by the Company to own beneficially more than five percent of the Company's Common Stock, (ii) by each of the Named Executives, (iii) by each of the Company's directors, and
(iv) by all executive officers and directors of the Company as a group:

                                                                 AMOUNT AND
                                                                 NATURE OF      PERCENTAGE OF
                    NAME AND ADDRESS OF                          BENEFICIAL      OUTSTANDING
                    BENEFICIAL OWNER(1)                         OWNERSHIP(2)    SHARES OWNED
                    -------------------                         ------------    -------------
Robert J. Laikin(3).........................................      1,196,968          2.1%
J. Mark Howell(4)...........................................      1,105,993          2.0%
Phillip A. Bounsall(5)......................................        267,366            *
Steven E. Fivel(6)..........................................        178,886            *
Rollin M. Dick(7)...........................................        349,791            *
John W. Adams(8)............................................         53,041            *
Stephen H. Simon(9).........................................         59,666            *
Robert F. Wagner(10)........................................         41,066            *
Todd H. Stuart(11)..........................................         28,000            *
Janus Capital Corporation/Thomas H. Bailey(12)..............      3,486,525          6.3%
All executive officers and directors as a group (nine
  persons)(13)..............................................      3,280,777          5.7%

-------------------------
  *  Less than 1%.

 (1) The address for each of such individuals, unless specified otherwise in a subsequent footnote, is in care of Brightpoint, Inc., 6402 Corporate Drive, Indianapolis, Indiana 46278.

 (2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the Record Date upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the Record Date have been exercised. Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

 (3) Includes 570,164 shares underlying options which are exercisable within 60 days of the Record Date. A total of 300,000 of Mr. Laikin's shares are subject to call options sold by Mr. Laikin during 1997 which are exercisable on May 5, 2000. These options expire at the end of the day they first become exercisable. Includes 354 shares allocated from the Brightpoint, Inc. 1999 Employee Stock Purchase Plan ("ESPP"). Does not include options to purchase 673,330 shares.

 (4) Includes 1,080,993 shares underlying options which are exercisable within 60 days of the Record Date. Includes 19,300 shares owned by J. Mark Howell and 5,700 shares held in the Howell Family Educational Trust. Does not include options to purchase 504,007 shares.

 (5) Includes 258,333 shares underlying options which are exercisable within 60 days of the Record Date. Includes 9,000 shares owned by Mr. Bounsall's wife. Includes 33 shares allocated from the ESPP. Does not include options to purchase 351,667 shares.

 (6) Includes 175,834 shares underlying options which are exercisable within 60 days of the Record Date. Includes 3,000 shares owned by Mr. Fivel. Includes 52 shares allocated from the ESPP. Does not include options to purchase 246,666 shares.

 (7) Includes: (i) 101,625 shares held in the name of Rollin M. Dick, (ii) 114,000 shares held in the name of Rollin M. Dick 1998 Grantor Retained Annuity Trust of which Mr. Dick is a trustee, (iii) 94,500 shares held by the Helping Fund, a charitable organization established under Section 501(c)(3) of the Code, of which Mr. Dick is a trustee, and (iv) 39,666 shares underlying options which are exercisable within 60 days of the Record Date. Does not include
     (i) 629,874 shares held of record by the Rollin M. Dick and Helen E. Dick 1996 GRAT Irrevocable Trust II ("GRAT II") of which shares Mr. Dick's wife as trustee has voting and dispositive power but as to which Mr. Dick disclaims beneficial ownership and (ii) options to purchase 7,334 shares. The shares held by GRAT II may be transferred to a limited partnership of which Mr. Dick and his wife are general partners.

 (8) Includes 39,666 shares underlying options which are exercisable within 60 days of the Record Date. Does not include options to purchase 7,334 shares.

 (9) Includes 24,666 shares underlying options which are exercisable within 60 days of the Record Date. Does not include options to purchase 7,334 shares.

(10) Includes 39,666 shares underlying options which are exercisable within 60 days of the Record Date. Does not include options to purchase 7,334 shares.

(11) Includes 28,000 shares underlying options which are exercisable within 60 days of the Record Date. Does not include options to purchase 4,000 shares.

(12) Based solely on a joint Schedule 13G filed with the Commission by Janus Capital Corporation ("Janus Capital") and Thomas H. Bailey, a 12% owner, President and Chairman of the Board of Janus Capital. According to the
     Schedule 13G Janus Capital is an investment adviser registered under the Investment Advisers Act of 1940 and the reported shares are held by certain registered investment companies and institutional clients for whom Janus Capital acts as investment adviser. According to the Schedule 13G, as a result of his stock ownership and positions with Janus Capital Mr. Bailey may be deemed to have the power to exercise or direct the exercise of the voting and/or dispositive power that Janus Capital may have with respect to such shares. In the Schedule 13G Mr. Bailey specifically disclaimed beneficial ownership of such shares. The address of Janus Capital and Mr. Bailey is 100 Fillmore Street, Denver, Colorado 80206-4923.

(13) Includes an aggregate of 2,245,571 shares underlying options which are exercisable within 60 days of the Record Date, including those listed in notes (3) through (11), above.

                              CERTAIN TRANSACTIONS

     The Company utilizes the services of a third party for the purchase of corporate gifts, promotional items and standard and personalized corporate stationery. Mrs. Judy Laikin, the mother of Robert J. Laikin, owns this advertising specialty company. For the year ended December 31, 1999, the Company purchased approximately $250,928 of services and products from this party. The Company believes these purchases by the Company were made on terms no less favorable than could be made from an unrelated party.

     During the fourth quarter of 1999 the Company entered into an agreement to provide product distribution, fulfillment and other integrated logistics services to TelStreet.com, Inc., a privately-held company engaged in the business of selling wireless communications products and related accessories through the Internet and activating wireless service. Messrs. Laikin and Howell are directors and stockholders and Messrs. Bounsall, Fivel, Adams, Dick, Simon, Stuart and Wagner are stockholders of TelStreet.com, Inc. Certain of Mr. Laikin's relatives are also stockholders of TelStreet.com, Inc. The Company believes that the terms, conditions and provisions of the agreement are fair to the Company. The agreement was reviewed and approved by an independent member of the Board of Directors of the Company. During 1999 transactions with TelStreet.com, Inc. accounted for approximately $116,000 of the Company's revenue.

     Mr. Robert F. Wagner is a Partner of the law firm of Lewis & Wagner which received fees in exchange for legal services rendered to the Company during the year ended December 31, 1999. The Company believes that the fees paid for services rendered by Lewis & Wagner were substantially the same as those that would have been incurred had the legal services been rendered by an unrelated party.

                              INDEPENDENT AUDITORS

     The Company has engaged Ernst & Young LLP as its independent auditors since October 1994. Ernst & Young LLP reported on the financial statements of the Company for the fiscal year ended December 31, 1999 and it is currently anticipated that Ernst & Young LLP will be selected by the Board of Directors to audit and report on the financial statements of the Company for the year ending December 31, 2000. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders for its fiscal year ending December 31, 2000 to be held in the year 2001 must submit the proposal in proper form to the Secretary of the Company at its address set forth on the first page of this Proxy Statement (or such other address as then constitutes its executive offices) not later than December 8, 2000 in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Such proposals must be presented in a manner consistent with the Company's By-Laws and applicable laws. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company at 6402 Corporate Drive, Indianapolis, Indiana 46278 (or such other address as then constitutes its executive offices).

     After the December 8, 2000 deadline, a stockholder may present a proposal at the Company's 2001 Annual Meeting if it is submitted to the Company's Secretary at the address set forth above no later than February 22, 2001. If timely submitted, the stockholder may present the proposal at the 2001 Annual Meeting but the Company is not obligated to present the matter in its proxy statement.

                               OTHER INFORMATION

     A copy of the Company's 1999 Annual Report to Stockholders is being furnished herewith to each stockholder of record as of the close of business on April 3, 2000. Copies of the Company's Annual Report on Form 10-K will be provided upon written request to the Company at 6402 Corporate Drive, Indianapolis, Indiana 46278, Attention Investor Relations. Form 10-K also is available on the Company's website at www.brightpoint.com.

     The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                          By order of the Board of Directors,

                                          /s/ Steven E. Fivel
                                          Steven E. Fivel
                                          Secretary

April 7, 2000

                                BRIGHTPOINT, INC.
                              6402 CORPORATE DRIVE
                           INDIANAPOLIS, INDIANA 46278

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 18, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      The undersigned hereby appoints PHILLIP A. BOUNSALL and STEVEN E. FIVEL, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Brightpoint, Inc. (the "Company") on Thursday, May 18, 2000, at 10:00 a.m. local time at the Company's North America headquarters located at 501 Airtech Parkway, Plainfield, Indiana 46168 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

|X|   PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE

1.    ELECTION OF CLASS III DIRECTOR:
      [ ] FOR the nominee listed below                               [ ]  WITHHOLD AUTHORITY
          (except as marked to the contrary below).                       to vote for the nominee listed below.

                                                   JOHN W. ADAMS



----------------------------------------------------------------------------------------------------------------------
                                                                          (Continued and to be signed on reverse side)

2.    IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
      BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE.  IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY
WILL BE VOTED FOR THE NOMINEE LISTED ABOVE.


DATED:                                 , 2000
      ---------------------------------
                                                                     Please sign exactly as name appears hereon. When
                                                                     shares are held by joint tenants, both should
                                                                     sign. When signing as attorney, executor,
                                                                     administrator, trustee or guardian, please give
                                                                     full title as such. If a corporation, please sign
                                                                     in full corporate name by President or other
                                                                     authorized officer. If a partnership, please sign
                                                                     in partnership name by authorized person.

                                                                     -------------------------------
                                                                               Signature

                                                                     -------------------------------
                                                                        Signature if held jointly


                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.